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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2005

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

                 KANSAS                                           48-1070996
     (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)

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
               11935 RILEY                                        66225-6128
         OVERLAND PARK, KANSAS                                    (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (913) 338-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (12 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (12 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The information provided in Item 2.03 is incorporated herein by this reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On July 29, 2005, BVBC Capital Trust III, a Delaware statutory trust (the "Trust") which is a newly formed, wholly-owned subsidiary of Blue Valley Ban Corp (the "Company"), issued $11,500,000 of preferred securities (the "Trust Preferred Securities") in a private placement. The Trust Preferred Securities mature on September 30, 2035, but may be redeemed at the Company's option beginning on September 30, 2010. The Trust Preferred Securities require quarterly distributions by the Trust to the holders of the Trust Preferred Securities at a variable rate which will reset quarterly at the three-month LIBOR rate plus 1.60%. Distributions are cumulative and will accrue from the date of original issuance, but may be deferred by the Company from time to time for up to 20 consecutive quarterly periods. The Company has irrevocably and unconditionally guaranteed the payment of all required distributions on the Trust Preferred Securities.

     The proceeds of the Trust Preferred Securities received by the Trust, along with proceeds of $356,000 received by the Trust from the issuance of common securities (the "Trust Common Securities") by the Trust to the Company were used to purchase $11,356,000 of the Company's junior subordinated debt securities (the "Debt Securities"), issued pursuant to an indenture (the "Indenture") entered into between the Company and Wilmington Trust Company as trustee (the "Trustee"). The proceeds of the Debt Securities will be used on September 30, 2005 to redeem, in whole, the Company's Junior Subordinated Debentures issued by BVBC Capital Trust I on July 21, 2000.

     The Debt Securities contain substantially the same terms as those described above for the Trust Preferred Securities.

     The description set forth above of the Company's guarantee of the Trust Preferred Securities is qualified in its entirety by reference to the Guarantee Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

     The description set forth above of the Trust Preferred Securities and Trust Common Securities and the obligations of the Trust pursuant thereto are qualified in their entirety by reference to the Declaration filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

     The description set forth above of the Debt Securities and the obligations of the Company pursuant thereto are qualified in their entirety by reference to the Indenture filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

     One August 3, 2005, the Company issued a press release announcing the completion of the private placement of the Trust Preferred Securities. A copy of the press release is furnished as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.
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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

4.1 Indenture dated as of July 29, 2005 between Blue Valley Ban Corp and Wilmington Trust Company

4.2 Amended and Restated Declaration of Trust of BVBC Capital Trust III dated as of July 29, 2005, among Blue Valley Ban Corp, as depositor, and Wilmington Trust Company, as Delaware Trustee

4.3 Form of Junior Subordinated Debt Security Due 2035 [included in Exhibit 4.1 hereto]

4.4  Form of Capital Security Certificate [included in Exhibit 4.2 hereto]

10.1 Guarantee Agreement dated as of July 29, 2005 by Blue Valley Ban Corp for the benefit of the holders of trust preferred securities.

99.1 Press Release Dated August 3, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BLUE VALLEY BAN CORP


Date: July 29, 2005                     By: /s/ Mark A. Fortino
                                            ------------------------------------
                                            Mark A. Fortino,
                                            Chief Financial Officer